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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints John W. Huey, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation in each, for him/her and in his/her name, place and stead, to sign any or all reports (including reports on Form 10-K for the year ended December 31, 2000, Form 3, Form 4, Form 5, Schedule 13-D, Schedule 13-G, and Form 144), and any amendments thereto, required or permitted to be filed by him under the Securities and Exchange Act of 1934, or the Securities Act of 1933, with respect to beneficial ownership of, and transactions in, equity securities of BUTLER MANUFACTURING COMPANY, a Delaware corporation (the "Company"), and with respect to other matters relating to the Company, and to file the same, with all documents required or permitted to be filed in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED: January 16, 2001                            /S/ K. DANE BROOKSHER
                                              --------------------------------
                                                     K.DANE BROOKSHER

DATED: January 12, 2001                           /S/ GARY M. CHRISTENSEN
                                              --------------------------------
                                                    GARY M. CHRISTENSEN

DATED: January 7, 2001                              /S/ SUSAN F. DAVIS
                                              --------------------------------
                                                       SUSAN F. DAVIS

DATED: January 10, 2001                            /S. C.L. WILLIAM HAW
                                              --------------------------------
                                                     C.L. WILLIAM HAW

DATED: January 14, 2001                             /S/ JOHN J. HOLLAND
                                              --------------------------------
                                                      JOHN J. HOLLAND

DATED: January 10, 2001                            /S/ ROBERT J. NOVELLO
                                              --------------------------------
                                                     ROBERT J. NOVELLO

DATED: January 16, 2001                             /S/ DONALD H. PRATT
                                              --------------------------------
                                                      DONALD H. PRATT

DATED: January 16, 2001                          /S/ ROBERT J. REINTJES, SR.
                                              --------------------------------
                                                  ROBERT J. REINTJES, SR.

DATED: January 11, 2001                             /S/ GARY L. TAPELLA
                                              --------------------------------
                                                      GARY L. TAPELLA

DATED: January 12, 2001                            /S/ WILLAM D. ZOLLARS
                                              --------------------------------
                                                     WILLAM D. ZOLLARS